UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2020

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series D Junior Participating Preferred Stock		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the shareholders of CNO Financial Group, Inc. (the "Company") on May 8, 2020 (the "Annual Meeting"), the Company's shareholders elected nine directors to serve terms expiring at next year's annual meeting and approved three other proposals. The results of the voting were as follows:

Proposal 1:	Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Gary C. Bhojwani	133,768,873	898,449	118,105	4,330,896
Ellyn L. Brown	133,099,056	1,568,535	117,836	4,330,896
Stephen N. David	133,711,963	703,575	369,889	4,330,896
David B. Foss	134,019,526	395,943	369,958	4,330,896
Robert C. Greving	134,298,470	377,895	109,062	4,330,896
Mary R. (Nina) Henderson	132,914,485	1,761,926	109,016	4,330,896
Charles J. Jacklin	133,755,769	911,926	117,732	4,330,896
Daniel R. Maurer	134,274,373	401,721	109,333	4,330,896
Frederick J. Sievert	134,051,738	624,252	109,437	4,330,896

Proposal 2:	Approval of the Company's Amended and Restated Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
127,658,125	7,036,474	90,828	4,330,896

Proposal 3:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2020.

For	Against	Abstain
135,315,385	3,226,360	574,578

Proposal 4:	Approval, by non-binding advisory vote, of the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
127,960,103	6,243,054	582,270	4,330,896

Item 8.01.	Other Events.

On May 8, 2020, the Company issued a press release to announce: (i) the results of the voting at the Annual Meeting on the proposals described above; and (ii) that its board of directors has declared a quarterly dividend of 12 cents per common share payable on June 24, 2020, to shareholders of record at the close of business on June 10, 2020. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d).	Financial Statements and Exhibits.

99.1	Press release of CNO Financial Group, Inc. dated May 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 11, 2020
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

4